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[LOGO] ALLMERICA SELECT         First Allmerica Financial Life Insurance Company
       A HIGHER STANDARD                 440 Lincoln Street, Worcester, MA 01653
VARIABLE ANNUITY APPLICATION                                [Allmerica Advocate]
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1 MY INVESTMENT        How much I want to invest.
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I am investing $__________ in Allmerica Select [Advocate.]
(Minimum $10,000. Make check payable to Allmerica Financial.)

If IRA, Roth, or SEP-IRA application, this payment is a (check one):

/ / Rollover/Conversion           / / Trustee to Trustee Transfer
/ / Payment for Tax Year _______
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2 WHERE    Where I want my money invested.
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Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages.

     % Select Emerging Mkts.         % Select Gr. & Inc.
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     % Select Int'l Equity           % Fidelity VIP Eq. Inc.
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     % T. Rowe Price Int'l           % Fidelity VIP High Inc.
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     % Select Aggr. Growth           % Select Income
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     % Select Capital Appr.          % Allmerica Money Mkt.
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     % Select Value Opp.             % Fixed Account
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     % Select Growth
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     % Select Strategic Gr.
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     % Fidelity VIP Growth
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MODEL PORTFOLIOS
/ / Accumulator / / Builder / / Provider / / Saver / / Preserver

TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.

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3 ACCOUNT REBALANCING
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/ / I elect Automatic Account Rebalancing of the VARIABLE
    ACCOUNTS to the allocations specified in Section 2.

    / / Monthly / / Quarterly / / Semi-Annually / / Annually

AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT
BE IN EFFECT SIMULTANEOUSLY.

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4 DOLLAR COST AVERAGING
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Select ONE account from which to transfer money.

Be sure you have allocated money to this account in Section 2.

Transfer $_______________ ($100 Minimum)
FROM / / Fixed Account OR / / Select Income* OR / / Money Market* (*This account cannot be selected in the allocation below.)
EVERY / / Month    / / 3 Mos.    / / 6 Mos.    / / 12 Mos.
INTO:
______% Select Emerging Mkts.     ______% Select Strategic Gr.
______% Select Int'l Equity       ______% Fidelity VIP Growth
______% T. Rowe Price Int'l       ______% Select Gr. & Inc.
______% Select Aggr. Growth       ______% Fidelity VIP Eq. Inc.
______% Select Capital Appr.      ______% Fidelity VIP High Inc.
______% Select Value Opp.         ______% Select Income
______% Select Growth             ______% Allmerica Money Mkt.
                                   100 % TOTAL

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5 THE OWNER             Please Print Clearly
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OWNER'S First Name               Middle                Last


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Street Address


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City                             State                  Zip

       -     -                       /    /             / / M   / / F
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Owner's Social Security Number   Date of Birth/Trust    Sex

(     )
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Daytime Phone Number


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JOINT OWNER'S First Name         Middle                 Last

       -     -                       /    /             / / M   / / F
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Co-owner's Social Security Number    Date of Birth      Sex

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6 THE ANNUITANT       Please Print Clearly
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Complete this section if the Annuitant is someone other than the Owner.


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ANNUITANT'S First Name               Middle                Last

       -     -                          /    /            / / M   / / F
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Annuitant's Social Security Number   Date of Birth             Sex


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JOINT ANNUITANT'S First Name         Middle                 Last

       -     -                                 /    /      / / M   / / F
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Joint Annuitant's Social Security Number    Date of Birth       Sex

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7 BENEFICIARY     Please Print Clearly
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If there are Joint Owners, the survivor is always Primary Beneficiary.


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Name of Primary Beneficiary                       Relationship to Owner


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Name of Contingent Beneficiary                    Relationship to Owner

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8 OPTIONAL RIDERS
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I elect: / / Enhanced Death Benefit

         / /
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9 REPLACEMENT
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Will the proposed certificate replace any existing annuity or life insurance
policy? / / Yes   / / No

(If yes, list company name and policy number.)

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10 TYPE OF ACCOUNT TO BE ISSUED
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(CHECK ONLY ONE.)
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/ / Non-Qualified   / / Non-Qualified Deferred Comp.
/ / Regular IRA    / / Roth IRA   / / SEP-IRA*

*Attach required additional forms. Existing Case #______________

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11 REMARKS
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12 SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

/ / Please send me a Statement of Additional Information (SAI).

[X]
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Signature of Owner            Signed at (City and State)                 Date

[X]
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Signature of Joint Owner      Signed at (City and State)                 Date

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13 FOR REGISTERED REP USE ONLY
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DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE
INSURANCE POLICY(IES)? / / YES / / NO If yes, attach replacement forms as required. As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the certificate applied for is suitable for the Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

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[X]
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Signature of Registered Representative     Print Name of Registered Representative       Telephone


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Social Security #                                                 Registered Rep #   E-Mail Address


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Name of Broker/Dealer                      Branch #


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Branch Office Street Address for Certificate Delivery         City                State             Zip
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      ALLMERICA SELECT - FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
AS-693NY         440 LINCOLN STREET - WORCESTER, MA 01653